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                                                                    EXHIBIT 10.1

[BOLDER TECH LETTERHEAD]


                               DANIEL S. LANKFORD
                     Y2000 TRANSITION EMPLOYMENT AGREEMENT

o Lankford becomes a part time employee effective January 1, 2000 with no benefits
o    Remains on the Board indefinitely
o Will work and be paid for a minimum of 10 days per month through March 31, and 5 days per month through June 30.
o    May work additional days at the request of Roger Warren
o    Pay for days worked will be at the rate of $2,000 per day.
o Stock options granted January 29, 1998 at $9.00 will vest during the period January 1, 2000 through June 30, 2000 at the rate of 4,000 shares per month, or a total of 24,000 shares.
o    Lankford will be eligible for normal 1999 cash and stock bonus
o Will be paid for accrued vacation and personal time off as of the end of full time employment.
o Part time employment agreement may be terminated by either party with 30 days notice.
o If terminated by Lankford, he foregoes further vesting after termination and must exercise all outstanding options within 90 days of termination
o If terminated by BOLDER, unvested portion of 24,000 shares described above vests on termination and stock option expiration as described below applies.
o    Stock Options Expire as Follows:
     o    90 days after end of part time employment:
          o    133,333 shares grant July 11, 1994 at $0.375
          o    21,150 shares grant June 8, 1995 at $1.50
     o    180 days after end of part time employment:
          o    21,166 shares grant February 7, 1996 at $6.00
     o 90 days after ceasing to be a director of the Company all remaining shares must be exercised


December 16, 1999                          /s/ Daniel S. Lankford
--------------------------                 -------------------------------
Date                                       Daniel S. Lankford
                                           Chairman of the Board


                                           /s/ Roger F. Warren
                                           -------------------------------
                                           Roger F. Warren
                                           President and CEO